Exhibit 10.2

EXECUTION VERSION

EIGHTH AMENDMENT TO LOAN DOCUMENTS

THIS EIGHTH AMENDMENT TO LOAN DOCUMENTS (this “Amendment”), dated as of September __, 2021, is among Stratos Management Systems, Inc. (f/k/a Tango Merger Sub Corp.), a Delaware corporation (“Stratos”), American Virtual Cloud Technologies, Inc. (f/k/a Pensare Acquisition Corp.), a Delaware corporation (“Parent” and together with Stratos, collectively and individually, “Borrower”), COMPUTEX, INC., a Texas corporation (“Computex”), FIRST BYTE COMPUTERS, INC., a Minnesota corporation (“First Byte”), ENETSOLUTIONS, L.L.C., a Texas limited liability company (“eNET”), AVCTECHNOLOGIES USA INC., a Delaware corporation (“AVCT”), and KANDY COMMUNICATIONS LLC, a Delaware limited liability company (“KC”, and together with AVC, eNet, Computex, and First Byte, the “Guarantors” and individually, a “Guarantor”), and COMERICA BANK (“Bank”).

RECITALS:

A. Borrower and Bank are party to that certain Credit Agreement dated as of December 18, 2017 (as the same has been or may hereafter be amended, restated or otherwise modified from time to time, the “Credit Agreement”).

B.  In connection with the Credit Agreement, Borrower executed (i) that certain Fifth Amended and Restated Master Revolving Note dated June 24, 2021 in the original principal amount of $13,000,000.00 payable to the order of Bank (as the same has been and may be amended, restated or modified from time to time, the “Revolving Credit Note”), and (ii) that certain Third Amended and Restated Term Note dated June 24, 2021 in the original principal amount of $4,000,000.00 payable to the order of Bank (as the same has been and may be amended, restated or modified from time to time, the “Term Note”).

C. In connection with the Credit Agreement, (i) Borrower, eNet, Computex, and First Byte are party to that certain Security Agreement dated as of December 18, 2017 in favor of Bank, (ii) Parent is party to that certain Security Agreement dated as of April 7, 2020 in favor of Bank and (iii) AVCT and KC are party to that certain Security Agreement dated as of December 1, 2020 in favor of Bank (collectively, as the same have been or may be amended, restated or modified from time to time, the “Security Agreement”).

D. In connection with the Credit Agreement, (i) eNet, Computex, and First Byte are party to that certain Guaranty dated as of December 18, 2017 in favor of Bank, and (ii) Parent is party to that certain Guaranty dated as of April 7, 2020 in favor of Bank and (iii) AVCT and KC are party to that certain Guaranty dated as of December 1, 2020 in favor of Bank (collectively, as the same have been or may hereafter be amended, restated or otherwise modified from time to time, the “Guaranties”).

E. In connection with the Credit Agreement, the Borrower and Guarantors are party to that certain Advance Formula Agreement dated as of December 18, 2017 (as the same has been or may hereafter be amended, restated or otherwise modified from time to time, the “Advance Formula Agreement”).

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F. Borrower, Guarantors, and Bank now desire to amend the Credit Agreement and the other Loan Documents as provided herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows (all provisions of this Amendment being effective as of the date hereof unless otherwise stated herein):

ARTICLE I

Definitions

Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

ARTICLE II

Amendments to Loan Documents

Section 2.1 Amendment to Section 2(c) of the Credit Agreement. Section 2(c)(ii) of the Credit Agreement is amended and restated in its entirety to read as follows:

(ii) $50,000 shall be due and payable on September __, 2021.

Section 2.2 Amendment to Section 5(d) of the Credit Agreement. Section 5(d) of the Credit Agreement is amended and restated in its entirety to read as follows:

(d) Debt. Incur, create, assume or permit to exist any Debt of any kind or nature whatsoever, except (without duplication) for (i) the Indebtedness, (ii) Subordinated Debt, (iii) existing indebtedness (if any) to the extent set forth in the Schedule of Debt attached hereto or in the most recent financial statements of Borrower delivered to Bank prior to the date of this Agreement, (iv) unsecured trade indebtedness, utility indebtedness and non-extraordinary accounts payable incurred and paid in the ordinary course of business, (v) purchase money indebtedness and lease obligations (whether in respect of capitalized leases, operating leases or otherwise, but not leases in respect of real property pursuant to which the Loan Parties are a tenant), not otherwise disclosed in said Schedule of Debt or such most recent financial statements, not to exceed $1,000,000, in aggregate, at any time, (vi) Debt owing solely between or among Loan Parties, (vii) Debt owed by any Foreign Subsidiary to a Loan Party in an aggregate outstanding amount not to exceed $100,000 at any time, (viii) Ingram Micro Debt, (ix) other unsecured Debt not to exceed $100,000, in aggregate, at any time outstanding; (x) any Debt incurred in connection with any Capital Expenditure set forth on the Schedule of Permitted Capital Expenditures, (xi) unsecured Debt incurred for the sole purpose of financing insurance premiums, including without limitation, directors and officers liability insurance premiums, all on terms acceptable to Bank, in an aggregate outstanding amount not to exceed $2,200,000 at any time, (xii) the Permitted PPP Loan so long as (1) it is unsecured and (2) the aggregate principal amount of the Permitted PPP Loan shall not exceed $4,200,000 at any one time outstanding; (xiii) the 2020 Subordinated Debt; (xiv) that certain Promissory Note, dated September 16, 2021 by American Virtual Cloud Technologies, Inc. to a noteholder previously disclosed to and acceptable to Bank, unsecured by any assets of the Loan Parties, in an amount not to exceed $5,000,000.00 in principal in the aggregate so long as all proceeds thereunder are deposited into an operating account maintained with Bank; and (xv) any Debt incurred to refinance any Debt referred to in this Section 5(d); provided, that the principal amount of the Indebtedness secured thereby is not increased.

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Section 2.3 Deferral of Principal Payments under Term Note. Notwithstanding any provision to the contrary contained in the Term Note, during the period beginning October 1, 2021, Bank and Borrower agree the scheduled payment of principal under the Term Note that would otherwise be due and payable during such period shall instead be deferred until November 1, 2021, at which time all such outstanding deferred amounts under the Term Note shall be due and payable in immediately available funds so long as Borrower has delivered to Bank a commitment letter or other similar agreement or document, together with a detailed term sheet providing for payment in full of all Indebtedness under the Credit Agreement with a proposed closing date of no later than December 1, 2021.

ARTICLE III

Limited Consent; No Other Consent or Waiver

Section 3.1 Limited Consent to the Transactions. Borrower has requested that Bank expressly consent to incurrence of the debt of AVCT (the “Bridge Debt”), unsecured by any assets of the Loan Parties, as evidenced by that certain Promissory Note dated September 16, 2021 in an aggregate principal amount not to exceed $5,000,000.00 by AVCT and payable to a noteholder previously disclosed to and acceptable to Bank, notwithstanding any restrictions to the contrary in the Credit Agreement. Upon the terms and subject to the conditions set forth in this Amendment, Bank hereby consents to the Bridge Debt so long as all proceeds of the Bridge Debt are deposited into an operating account maintained with the Bank. This consent shall be effective only in this specific instance and for the specific purpose for which it is given, and this consent shall not entitle the Borrower to any other or further consent in any similar or other circumstances.

Section 3.2 No Other Consent or Waiver. Except as contained in Section 3.1, nothing contained herein shall be construed as a consent to or waiver of any Default or Event of Default, which may now exist or hereafter occur or any violation of any term, covenant or provision of the Credit Agreement or any other Loan Document. All rights and remedies of Bank are hereby expressly reserved with respect to any such Default or Event of Default. Nothing contained herein shall affect or diminish the right of Bank to require strict performance by each Loan Party of each provision of any Loan Document to which such Loan Party is a party, except as expressly provided herein. Except as amended hereby, all terms and provisions and all rights and remedies of Bank under the Loan Documents shall continue in full force and effect and are hereby confirmed and ratified in all respects. The limited consent in Section 3.1 shall be effective only in this specific instance and for the specific purpose for which it is given, and this limited consent shall not entitle the Borrower or Guarantors to any other further waiver or consent in any similar or other circumstances.

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ARTICLE IV

Conditions Precedent

Section 4.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) Bank shall have received this Amendment properly executed by Borrower, Guarantors and Bank.

(b) Bank shall have received payment of the portion of the Amendment Fee more specifically described in Section 2(c)(ii) of the Credit Agreement, as amended herein.

(c) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof.

(d) No Default or Event of Default shall have occurred and be continuing.

ARTICLE V

Ratifications, Representations and Warranties

Section 5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each of Borrower, Guarantors and Bank agree that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Each Guarantor hereby consents and agrees to this Amendment and agrees that each Loan Document to which such Person is a party shall remain in full force and effect and shall continue to (a) in the case of the Guaranty, guarantee the Indebtedness (as defined in the Guaranty) and the other amounts and obligations as provided in the Guaranty, and (b) be the legal, valid and binding obligation of such Person and enforceable against such Person in accordance with its terms.

Section 5.2 Representations and Warranties. Each of Borrower and Guarantors hereby represents and warrants to the Bank that (a) with respect to Borrower, the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite company or other action on the part of Borrower and will not violate the charter or organizational documents of Borrower, (b) the representations and warranties contained in the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except for such representations and warranties as are limited by their express terms to a specific date), and (c) effective upon the execution of this Amendment and the Loan Documents executed in connection herewith, no Default or Event of Default has occurred and is continuing.

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ARTICLE VI

Miscellaneous

Section 6.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

Section 6.2 Reference to Agreement. Each of the Credit Agreement, the Loan Documents and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement and the Loan Documents, as amended hereby, are hereby amended so that any reference in such documents to the Credit Agreement and the Loan Documents shall mean a reference to the Credit Agreement and the Loan Documents as amended hereby.

Section 6.3 Expenses of Bank. As provided in the Credit Agreement, each of Borrower agrees to pay on written demand all reasonable and documented costs and expenses incurred by Bank in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Bank’s legal counsel, and all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other document executed in connection therewith, including without limitation the costs and reasonable fees of Bank’s legal counsel.

Section 6.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.5 Applicable Law. This Amendment and all other documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 6.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Bank, each Borrower, each Guarantor, and their respective successors, assigns, heirs, executors and personal representatives, except neither Borrower, nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

Section 6.7 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. The signature of a party to any counterpart shall be sufficient to legally bind such party. Bank may remove the signature pages from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing the signatures of all parties. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, emailed portable document format (“pdf”), or tagged image file format (“tiff”) or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart of a signature page to this Amendment. Any party sending an executed counterpart of a signature page to this Amendment by facsimile, pdf, tiff or any other electronic means shall also send the original thereof to Bank within five (5) days thereafter, but failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.

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Section 6.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.9 ENTIRE AGREEMENT. THE CREDIT AGREEMENT, THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE CREDIT AGREEMENT OR THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Section 6.10 INDEMNIFICATION OF BANK. EACH OF THE LOAN PARTIES HEREBY AGREES TO INDEMNIFY BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, ATTORNEYS, AFFILIATES, AND AGENTS (COLLECTIVELY, “RELEASED PARTIES”) FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS’ FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (a) ANY AND ALL FAILURES BY SUCH LOAN PARTY TO COMPLY WITH ITS AGREEMENTS CONTAINED IN THE LOAN DOCUMENTS, (b) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS PRIOR TO THE DATE HEREOF, (c) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS PRIOR TO THE DATE HEREOF, (d) ANY BREACH PRIOR TO THE DATE HEREOF BY SUCH LOAN PARTY OR SUMMIT OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS OR (e) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING (COLLECTIVELY, “RELEASED CLAIMS”). WITHOUT LIMITING ANY PROVISION OF THIS AMENDMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS’ FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON; PROVIDED, HOWEVER, NO PERSON SHALL BE INDEMNIFIED HEREUNDER FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 6.11 WAIVER AND RELEASE. TO INDUCE BANK TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH OF THE LOAN PARTIES REPRESENTS AND WARRANTS THAT AS OF THE DATE OF THIS AMENDMENT IT OR HE HAS NO CLAIMS AGAINST RELEASED PARTIES AND IN ACCORDANCE THEREWITH IT:

(a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AMENDMENT; AND

(b) RELEASE. RELEASES, ACQUITS AND FOREVER DISCHARGES RELEASED PARTIES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, COUNTERCLAIMS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, BONDS, BILLS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH SUCH LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THIS AMENDMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS DIRECTLY OR INDIRECTLY CONTEMPLATED THEREBY.

Section 6.12 COVENANT NOT TO SUE. EACH OF THE LOAN PARTIES FURTHER COVENANTS NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVES ANY AND ALL DEFENSES IT OR HE MAY HAVE IN CONNECTION WITH ITS OR HIS OBLIGATIONS UNDER THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS. THIS SECTION IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY SUCH LOAN PARTY IN FAVOR OF THE RELEASED PARTIES.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

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Executed as of the date first written above.

BORROWER:

Stratos Management Systems, Inc. (f/k/a Tango Merger Sub Corp.) and

By:	/s/ Thomas H. King
Thomas H. King
Chief Financial Officer, Treasurer, and Secretary

American Virtual Cloud Technologies, Inc.
(f/k/a Pensare Acquisition Corp.)

By:	/s/ Thomas H. King
Thomas H. King
Chief Financial Officer

GUARANTORS:

COMPUTEX, INC.
FIRST BYTE COMPUTERS, INC.
eNETsolutions, L.L.C.
KANDY COMMUNICATIONS LLC

By:	/s/ Thomas H. King
Thomas H. King
Chief Financial Officer, Treasurer, and
Secretary of each entity listed above

AVCTECHNOLOGIES USA INC.

By:	/s/ Thomas H. King
Thomas H. King
Chief Financial Officer

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BANK:

COMERICA BANK

By:	/s/ Chris D. Reed
Chris D. Reed
Vice President

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